Intangible assets and goodwill	12 Months Ended
Dec. 31, 2025
Intangible assets other than goodwill [abstract]
Intangible assets and goodwill	Intangible assets and goodwill

(in thousands of USD)	Customer contracts	Other intangible assets	Total intangible assets	Goodwill

At January 1, 2024
Cost	16,569	1,267	17,836	—
Amortisation & translation differences	(2,469)	(1,173)	(3,642)	—
Net carrying amount	14,100	94	14,194	—

Acquisitions	535	1,006	1,541	—
Acquisitions through business combinations	—	3,539	3,539	—
Amortisation charges	(1,556)	(1,325)	(2,881)	—
Disposals through sale of subsidiary	—	(67)	(67)	—
Translation differences	—	(139)	(139)	—
Balance at December 31, 2024	13,079	3,108	16,187	—

At January 1, 2025
Cost	17,104	5,807	22,911	—
Amortisation & translation differences	(4,025)	(2,699)	(6,724)	—
Net carrying amount	13,079	3,108	16,187	—

Acquisitions	1,503	—	1,503	—
Acquisitions through business combinations (Note 25)	396	—	396	177,022
Amortisation charges	(1,589)	(1,695)	(3,284)	—
EU ETS allowances surrendered	(2,434)	—	(2,434)	—
Translation differences	—	342	342	—
Balance at December 31, 2025	10,955	1,755	12,710	177,022

At December 31, 2025
Cost	16,569	6,427	22,996	177,022
Amortisation & translation differences	(5,614)	(4,672)	(10,286)	—
Net carrying amount	10,955	1,755	12,710	177,022

In connection with the acquisition of the remaining 50% in TI Asia and TI Africa in May, 2022, a part of the price paid is related to an intangible asset (customer contracts with NOC for the service part, i.e. recharge of opex, maintenance and crew). Management estimated the fair value of the intangible asset related to the service component of the NOC contract, resulting in a value of $16.6 million at May 31, 2022. This amount will be depreciated till the end of the contractual service, or until July 21, 2032 and September 21, 2032 respectively.

The goodwill recognized relates to the acquisition of Golden Ocean Group Ltd. (see Note 24 and 25). The recognition of goodwill reflects management’s confidence in the long-term prospects of the dry bulk market and the expected growth of the business segment. The resulting goodwill is recognized on the statement of financial position and is subject to annual impairment testing in accordance with the applicable accounting standards.

For the purpose of impairment testing, goodwill amounting to $177.0 million has been allocated to the Bocimar operating segment, which represents the group of cash-generating units for dry bulk operations excluding the assets under construction. The recoverable amount of the group of CGUs was determined based on its fair value less costs of disposal (“FVLCD”). The FVLCD measurement is classified as a Level 3 fair value measurement and was derived from independent broker valuation reports obtained from recognised shipbrokers and maritime valuation experts, adjusted for costs of disposal based on the average broker commission payable. The recoverable amount exceeded the carrying amount of the group of CGUs and, accordingly, no impairment was recognised for the year ended December 31, 2025. Management has assessed that no reasonably possible change in the key assumptions would result in the carrying amount exceeding the recoverable amount.

The other intangible assets are mainly related to internally capitalized development expenses and software assets.